Exhibit 99.1
DRIVEN DELIVERIES, INC.
PRO FORMA COMBINED BALANCE SHEETS
June 30, 2018

	Driven Deliveries	Results Based Outsourcing	Adjustments	AJE #	Consolidated Balance
	(accounting acquirer)	(legal acquirer)

ASSETS

CURRENT ASSETS
Cash	$-	$-	$198,534	(3) (4)	$198,534
Accounts receivable	600	-	-		600
TOTAL CURRENT ASSETS	600		198,534		199,134

Fixed assets, net	27,315	-	-		27,315

TOTAL ASSETS	$27,915	$-	$198,534		$226,449

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Cash Overdraft	$1,466		(1,466)	(4)	-
Accounts payable and accrued expenses	32,234	23,788	-		56,022
Due to shareholder	-	9,549	-		9,549
Notes payable	125,000	25,000	-		150,000

TOTAL CURRENT LIABILITIES	158,700	58,337	(1,466)		215,571

TOTAL LIABILITIES	158,700	58,337	(1,466)		215,571

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY
Preferred stock	-	-	-		-
Common stock	3,119	411	1,324	(1) (2) (3)	4,854
Additional paid in capital	164,881	57,601	82,327	(1) (2) (3)	304,809
Accumulated deficit	(298,785)	(116,349)	116,349	(1)	(298,785)
TOTAL STOCKHOLDERS' EQUITY	(130,785)	(58,337)	200,000		10,878

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$27,915	$-	$198,534		$226,449

DRIVEN DELIVERIES, INC.
PRO FORMA COMBINED STATEMENTS OF OPERATIONS
Year Ended December 31, 2017

	Driven Deliveries	Results Based Outsourcing	Adjustments	AJE #	Consolidated Balance
	(accounting acquirer)	(legal acquirer)
Revenue
Sales	$-	$54,500			$54,500
Cost of goods sold	-	21,550			21,550
Gross Profit (Loss)	-	32,950			32,950

OPERATING EXPENSES
Professional fees	$24,968	$-			$24,968
Compensation	13,292	-			13,292
General and administrative expenses	7,597	57,094			64,691
Sales and marketing	5,852	2,393			8,245
Total Operating Expenses	51,709	59,487			111,196

NET LOSS FROM OPERATIONS	(51,709)	(26,537)			(78,246)

OTHER EXPENSES
Interest expense	(666)	(2,449)			(3,115)
Total Other Expenses	(666)	(2,449)			(3,115)

Net loss before provision for income taxes	(52,375)	(28,986)			(81,361)

Provision for Income Taxes	-	-			-

NET LOSS	$(52,375)	$(28,986)			$(81,361)

Net loss per share - basic and diluted					$-

Weighted average number of shares outstanding during the period - basic and diluted					-

DRIVEN DELIVERIES, INC.
PRO FORMA COMBINED STATEMENTS OF OPERATIONS
Six Months Ended June 30, 2018

	Driven Deliveries	Results Based Outsourcing	Adjustments	AJE #	Consolidated Balance
	(accounting acquirer)	(legal acquirer)
Revenue
Sales	$(17,996)	$-			$(17,996)
Cost of goods sold	-	-			-
Gross Profit (Loss)	(17,996)	-			(17,996)

OPERATING EXPENSES
Professional fees	$70,332	$-			$70,332
Compensation	60,772	-			60,772
General and administrative expenses	49,843	29,613			79,456
Sales and marketing	44,011	-			44,011
Total Operating Expenses	224,958	29,613			254,571

NET LOSS FROM OPERATIONS	(242,954)	(29,613)			(272,567)

OTHER EXPENSES
Interest expense	(3,456)	(1,512)			(4,968)
Total Other Expenses	(3,456)	(1,512)			(4,968)

Net loss before provision for income taxes	(246,410)	(31,125)			(277,535)

Provision for Income Taxes	-	-			-

NET LOSS	$(246,410)	$(31,125)			$(277,535)

Net loss per share - basic and diluted					$(0.80)

Weighted average number of shares outstanding during the period - basic and diluted					346,556

UNAUDITED PRO FORMA FINANCIAL STATEMENTS OF DRIVEN DELIVERIES, INC. & SUBSIDIARY

References to “Driven”, the “Company”, “we”, “us” and “our” mean Driven Deliveries, Inc. and its consolidated subsidiaries, unless the context otherwise requires.

Pro Forma Financial Statements

As reported on our Current Report on Form 8-K filed with the Securities and Exchange Commission, on August 29, 2018, Results-Based Outsourcing Inc. (“RBO”) entered into and consummated an Agreement and Plan of Merger and Reorganization, with Driven Acquisition Corp., a Nevada corporation and wholly-owned subsidiary of RBO (“Acquisition Corp.”) and Driven Deliveries, Inc., a Nevada corporation (“Driven Nevada”). Pursuant to the terms of the merger, Acquisition Corp. merged with and into Driven Nevada in a statutory reverse triangular merger (the “Merger”) with Driven Nevada surviving as a wholly-owned subsidiary of RBO. Following the Merger, RBO adopted the business plan of Driven Nevada as a delivery company focused on deliveries for consumers of legal cannabis products. On September 6, 2018, the Company amended its Certificate of Incorporation to (i) change its name to Driven Deliveries, Inc., (ii) increase the number of its authorized shares to 215,000,000, comprised of 200,000,000 shares of common stock, par value $0.0001 per share and 15,000,000 shares of “blank check” preferred stock, par value $0.0001 per share (the “Preferred Stock”) and (iii) to effect a forward split such that 12.35 shares of Common Stock were issued for every one (1) share of Common Stock issued and outstanding immediately prior to the amendment.

The following unaudited pro forma combined financial statements, which are referred to as the unaudited pro forma financial statements, have been prepared to assist in the analysis of financial effects of the Merger Transaction. The unaudited pro forma combined statements of operations, which are referred to as the unaudited pro forma statements of operations, for the year ended December 31, 2017 and the six months ended June 30, 2018, combine the historical consolidated statements of operations of Driven Nevada and RBO, giving effect to the Merger Transaction, as if they had been completed on January 1, 2017, the beginning of the earliest period presented. The unaudited pro forma combined statements of operations for the six months ended June 30, 2018 were derived from the unaudited condensed consolidated financial statements of Driven Nevada for the six months ended June 30, 2018, and the unaudited financial statements of RBO for the six months ended June 30, 2018. The unaudited pro forma combined balance sheet, which is known as the unaudited pro forma balance sheet, combines the historical balance sheets of Driven Nevada and RBO as of June 30, 2018, giving effect to the Merger Transaction, as if they had been completed on June 30, 2018.

Effective August 31, 2018, Driven Nevada and RBO completed the Merger. In accordance with the guidance under Accounting Standards Codification Topic 805: Business Combinations, the Merger transactions are accounted for as a reorganization of entities under common control. The assets and liabilities of Driven Nevada transferred between entities under common control were recorded by RBO based on Driven Nevada’s historical cost basis.

Assumptions and estimates underlying the adjustments to the unaudited pro forma financial statements, which are referred to as the pro forma adjustments, are described in the accompanying notes. The historical consolidated financial statements have been adjusted in the unaudited pro forma financial statements to give effect to pro forma events that are (1) directly attributable to the Merger Transaction; (2) factually supportable; and (3) with respect to the unaudited pro forma statements of operations, expected to have a continuing impact on the combined results of RBO and Driven Nevada following the Merger Transaction. The unaudited pro forma financial statements have been presented for illustrative purposes only and are not necessarily indicative of the operating results and financial position that would have been achieved had the Merger Transaction occurred on the dates indicated. Further, the unaudited pro forma financial statements do not purport to project the future operating results or financial position of the combined company following the Merger Transaction. The unaudited pro forma financial statements include assets and liabilities of RBO adjusted for Driven Nevada’s historical cost basis. The final purchase price allocation may be materially different than that reflected in the pro forma purchase price allocation presented herein.

The unaudited pro forma financial statements, although helpful in illustrating the financial characteristics of the combined company under one set of assumptions, do not reflect the benefits of expected cost savings (or associated costs to achieve such savings), opportunities to earn additional revenue, or other factors that may result as a consequence of the Merger Transaction and, accordingly, do not attempt to predict or suggest future results. Further, the unaudited pro forma financial statements do not reflect (i) any other acquisition subsequent to the balance sheet date presented or (ii) the effect of any regulatory actions that may impact the results of the combined partnership following the Merger Transaction.

The unaudited pro forma financial statements have been developed from and should be read in conjunction with:

●	the accompanying notes to the unaudited pro forma financial statements;

●
the historical audited consolidated financial statements of RBO for the year ended December 31, 2017 in RBO’s Annual Report on Form 10-K, filed with the SEC on June 15, 2018, and incorporated by reference into this document;

●
the historical unaudited condensed consolidated financial statements of RBO as of and for the six months ended June 30, 2018, included in RBO’s Quarterly Report on Form 10-Q and incorporated by reference into this document;

●	the historical audited financial statements of Driven Nevada for the year ended December 31, 2017; and

●	the historical unaudited condensed financial statements of Driven Nevada as of and for the six months ended June 30, 2018, incorporated by reference into this document.

●	The pro forma financial statements include the impact of the merger of Driven Nevada as if they occurred at the inception of each relevant period reported.

DRIVEN DELIVERIES, INC. & SUBSIDIARY
NOTES TO PROFORMA FINANCIAL STATEMENTS
(Unaudited)

1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma balance sheet has been derived from the historical financial statements of Driven Deliveries, Inc. (Formerly, Results-Based Outsourcing Inc.) (the “Company”) after giving effect to the acquisition of with Driven Acquisition Corp., a Nevada corporation and wholly-owned subsidiary of RBO (“Acquisition Corp.”) and Driven Deliveries, Inc., a Nevada corporation (“Driven Nevada”). which closed on August 29, 2018.

Historical financial information has been adjusted in the pro forma balance sheet and statements of operations to give effect to pro forma events that are: (1) directly attributable to the Acquisition; (2) factually supportable; and (3) expected to have a continuing impact on the Company’s balance sheet and results of operations.

The accompanying unaudited pro forma combined balance sheet has been presented as of June 30, 2018. The unaudited pro forma combined statements of operations for the periods ended June 30, 2018, and December 31, 2017. have been presented as if the acquisition had occurred as if the Merger Transaction took place at the beginning of the periods presented, or January 1, 2017.

The unaudited pro forma consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma financial statements should be read in conjunction with the companies’ respective historical financial statements and notes included thereto.

2. PRO FORMA ADJUSTMENTS

The adjustments included in the pro forma balance sheet are as follows:

(1) To record the recapitalization due to merger and forward stock split.
(2) Issuance of shares to Results Based Outsourcing Shareholders.
(3) To record the sale of Common Stock for $200,000.
(4) To reclass cash overdraft of $1,466